Exhibit 99.1

Bank of Hawaii Corporation Second Quarter 2013 Financial Results

•Diluted Earnings Per Share $0.85
•Net Income $37.8 Million
•Board of Directors Declares Dividend of $0.45 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (July 22, 2013) -- Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.85 for the second quarter of 2013, up from $0.81 in the previous quarter, and down from $0.90 in the same quarter last year. Net income for the second quarter of 2013 was $37.8 million, an increase of $1.8 million or 5.0 percent compared with net income of $36.0 million in the first quarter of 2013, and down $3.0 million or 7.3 percent from net income of $40.7 million in the second quarter of 2012.

“Bank of Hawaii Corporation continued its trend of solid performance in the second quarter of 2013,” said Peter Ho, Chairman, President and CEO.  “Overall loan balances grew 3% from the same quarter last year as strong commercial, indirect automobile and certain other consumer loan growth was partially offset by refinance sensitive loan categories namely residential mortgage and home equity loans.  The organization continues to attract quality deposits with consumer and commercial deposit balances up 4% in the quarter from last year.  Asset quality continued its trend of improvement in the quarter with lower levels of non-performing assets and a lower ratio of net charge offs to loans.  Expenses remained controlled.  The recent trend in higher interest rates should positively impact our operating earnings over time through improved net interest margin.  We would note, however, that nearer term, we will likely see a meaningful slowing in our mortgage banking business as the refinance market potentially slows and the purchase market remains impacted by exceptionally tight housing inventory.”

The return on average assets for the second quarter of 2013 was 1.12 percent, up from 1.08 percent in the previous quarter, and down from 1.19 percent during the same quarter last year. The return on average equity for the second quarter of 2013 was 14.64 percent compared with 14.10 percent for the first quarter of 2013 and 16.19 percent in the second quarter of 2012.

- more -

Bank of Hawaii Corporation Second Quarter 2013 Financial Results             Page 2

For the six-month period ended June 30, 2013, net income was $73.7 million, down from net income of $84.6 million for the same period last year. Diluted earnings per share were $1.65 for the first half of 2013, down from diluted earnings per share of $1.85 for the first half of 2012. The year-to-date return on average assets was 1.10 percent, down from 1.24 percent for the same six months in 2012. The year-to-date return on average equity was 14.37 percent, down from 16.73 percent for the six months ended June 30, 2012.

Financial Highlights

Net interest income, on a taxable equivalent basis, for the second quarter of 2013 was $89.8 million, down $1.2 million from net interest income of $91.0 million in the first quarter of 2013 and down $8.1 million from net interest income of $97.9 million in the second quarter of 2012. Net interest income for the first half of 2013 was $180.8 million compared with net interest income of $197.9 million for the first half of 2012. Analyses of the changes in net interest income are included in Tables 8a, 8b, and 8c.

The net interest margin was 2.77 percent for the second quarter of 2013, a 5 basis point decrease from the net interest margin of 2.82 percent in the first quarter of 2013 and a 21 basis point decrease from the net interest margin of 2.98 percent in the second quarter of 2012. The net interest margin for the first six months of 2013 was 2.80 percent compared with 3.02 percent for the same six-month period last year. The decrease in the net interest margin was primarily due to increased levels of liquidity and lower yields on loans and investment securities.

The Company did not record a provision for credit losses during the first or second quarters of 2013. Net loans and leases charged-off were $2.3 million in the second quarter of 2013 and $2.0 million in the first quarter of 2013. The provision for credit losses during the second quarter of 2012 was $0.6 million, or $3.2 million less than net charge-offs.

Noninterest income was $48.0 million in the second quarter of 2013, an increase of $0.3 million compared with noninterest income of $47.8 million in the first quarter of 2013, and an increase of $1.2 million compared with noninterest income of $46.8 million in the second quarter of 2012. Noninterest income included mortgage banking revenue of $5.8 million in the second quarter of 2013 compared with $6.4 million in the previous quarter and $7.6 million in the same quarter last year. Noninterest income for the first half of 2013 was $95.8 million, an increase of $0.9 million compared with noninterest income of $94.9 million for the first half of 2012.

Noninterest expense was $81.2 million in the second quarter of 2013, down $3.2 million compared with $84.4 million in the first quarter of 2013, and up $0.4 million compared with $80.7 million in the second quarter last year. Noninterest expense in the first quarter of 2013 included seasonal payroll-related expenses of approximately $3.0 million and separation expense of $1.5 million. Separation expenses were $0.9 million in the second quarter of 2013 and $0.4 million in the same quarter last year. An analysis of noninterest expenses related to salaries and benefits is included in Table 9. Noninterest expense for the first half of 2013 was $165.6 million, a decrease of $0.4 million compared with noninterest expense of $166.0 million for the first half of 2012.

The efficiency ratio for the second quarter of 2013 was 59.96 percent, down from 61.90 percent in the previous quarter and up from 56.77 percent in the same quarter last year. The efficiency ratio for the first half of 2013 was 60.93 percent compared with 57.57 percent in the same period last year.

- more -

Bank of Hawaii Corporation Second Quarter 2013 Financial Results         Page 3

The effective tax rate for the second quarter of 2013 was 30.33 percent compared with 30.74 percent in the previous quarter and 33.04 percent during the same quarter last year. The lower effective tax rates during 2013 are due to the release of tax reserves and low-income housing and other tax credits.

The Company's business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury & Other. Results are determined based on the Company's internal financial management reporting process and organizational structure. Selected financial information for the business segments is included in Tables 13a and 13b.

Asset Quality

The Company's overall asset quality remained strong during the second quarter of 2013. Total non-performing assets were $36.4 million at June 30, 2013, down from $38.4 million at March 31, 2013 and down from $41.5 million at June 30, 2012. Non-performing assets remain above historical levels due to the lengthy judicial foreclosure process for residential mortgage loans. As a percentage of total loans and leases and foreclosed real estate, non-performing assets were 0.62 percent at June 30, 2013, down from 0.66 percent at March 31, 2013 and down from 0.73 percent at June 30, 2012.
Accruing loans and leases past due 90 days or more were $10.6 million at June 30, 2013, down from $11.7 million at March 31, 2013 and up from $7.2 million at June 30, 2012. The increase in consumer delinquencies compared with the prior year was largely due to residential mortgage loans and home equity loans, primarily on neighbor island properties. Restructured loans and leases not included in non-accrual loans or accruing loans that are past due 90 days or more were $39.2 million at June 30, 2013 and primarily comprised of residential mortgage loans with lowered monthly payments to accommodate the borrowers' financial needs for a period of time. More information on non-performing assets and accruing loans and leases past due 90 days or more is presented in Table 11.
Net loans and leases charged off during the second quarter of 2013 were $2.3 million or 0.16 percent annualized of total average loans and leases outstanding. Loan and lease charge-offs of $4.7 million during the quarter were partially offset by recoveries of $2.4 million. Net charge-offs during the first quarter of 2013 were $2.0 million, or 0.14 percent annualized of total average loans and leases outstanding, and were comprised of $5.3 million in charge-offs partially offset by recoveries of $3.3 million. Net charge-offs in the second quarter of 2012 were $3.8 million or 0.27 percent annualized of total average loans and leases outstanding, and were comprised of $5.9 million in charge-offs partially offset by recoveries of $2.1 million. Net charge-offs in the first half of 2013 were $4.3 million, or 0.15 percent annualized of total average loans and leases outstanding compared with net charge-offs of $7.1 million, or 0.26 percent annualized of total average loans and leases outstanding for the first half of 2012.

The allowance for loan and lease losses was reduced to $124.6 million at June 30, 2013. The ratio of the allowance for loan and lease losses to total loans and leases was 2.13 percent at June 30, 2013, a decrease of 6 basis points from the previous quarter and commensurate with improvements in credit quality and the Hawaii economy. The reserve for unfunded commitments at June 30, 2013 was $5.9 million, an increase of $0.5 million or 9% from the balance at March 31, 2013 and June 30, 2012. The increase in the reserve for unfunded commitments was primarily due to growth in commercial commitments. Details of loan and lease charge-offs, recoveries, and the components of the total reserve for credit losses are summarized in Table 12.

- more -

Bank of Hawaii Corporation Second Quarter 2013 Financial Results         Page 4

Other Financial Highlights

Total assets were $13.73 billion at June 30, 2013, up from total assets of $13.53 billion at March 31, 2013 and down from total assets of $13.92 billion at June 30, 2012. Average total assets were $13.57 billion during the second quarter of 2013, up from $13.56 billion during the previous quarter and down from $13.75 billion during the same quarter last year.

The total investment securities portfolio totaled $6.84 billion at June 30, 2013, down from $6.89 billion at March 31, 2013 and $7.07 billion at June 30, 2012. The portfolio remains largely comprised of securities issued by U.S. government agencies.

Total loans and leases were $5.86 billion at June 30, 2013, up from $5.78 billion at March 31, 2013 and $5.67 billion at June 30, 2012. The commercial loan portfolio was $2.40 billion at the end of the second quarter of 2013, up from commercial loans of $2.33 billion at the end of the first quarter of 2013 and $2.12 billion at the end of the same quarter last year. Consumer loans were $3.46 billion at the end of the second quarter of 2013, up slightly from the end of the first quarter of 2013, and down from $3.55 billion at the end of the second quarter of 2012 due to a decline in the residential mortgage and home equity loan portfolios that offset growth in other consumer lending. Average total loans and leases were $5.78 billion during the second quarter of 2013, down from $5.80 billion during the first quarter of 2013 and up from average total loans and leases of $5.64 billion during the same quarter last year. Loan and lease portfolio balances, including the higher risk loans and leases outstanding, are summarized in Table 10.

Total deposits were $11.45 billion at June 30, 2013, up from $11.25 billion at March 31, 2013 due to growth in nearly all deposit categories. Total deposits were down from $11.55 billion at June 30, 2012 primarily due to a reduction in public deposits. Average total deposits were $11.24 billion in the second quarter of 2013, down from average deposits of $11.29 billion during the previous quarter, and up from average deposits of $10.62 billion during the same quarter last year.

During the second quarter of 2013, the Company repurchased 304.6 thousand shares of common stock at a total cost of $15.0 million under its share repurchase program. The average cost was $49.22 per share repurchased. From the beginning of the share repurchase program initiated during July 2001 through June 30, 2013, the Company has repurchased 50.7 million shares and returned over $1.8 billion to shareholders at an average cost of $36.44 per share. Remaining buyback authority under the share repurchase program was $47.9 million at June 30, 2013. From July 1 through July 19, 2013, the Company has repurchased an additional 70.0 thousand shares of common stock at an average cost of $53.51 per share.

Total shareholders' equity was $0.99 billion at June 30, 2013, compared with $1.03 billion at March 31, 2013 and $1.0 billion at June 30, 2012. The ratio of tangible common equity to risk-weighted assets was 15.65 percent at the end of the second quarter of 2013, compared with 17.04 percent at the end of the first quarter of 2013, and 17.57 percent at the end of the same quarter last year. The Tier 1 leverage ratio at June 30, 2013 was 6.95 percent, up from 6.90 percent at March 31, 2013 and 6.57 percent at June 30, 2012.

The Company's Board of Directors declared a quarterly cash dividend of $0.45 per share on the Company's outstanding shares. The dividend will be payable on September 16, 2013 to shareholders of record at the close of business on August 30, 2013.

- more -

Bank of Hawaii Corporation Second Quarter 2013 Financial Results         Page 5

Hawaii Economy

Hawaii's economy continued to improve during the second quarter of 2013 led by tourism, the State's largest industry. For the first five months of 2013, total visitor arrivals increased by 5.7% and visitor spending increased by 5.1% compared to the same period in 2012. The statewide seasonally-adjusted unemployment rate was 4.6% in June 2013, compared to 5.1 percent at year-end and 7.6% nationally. For the first six months of 2013, the volume of single-family home sales on Oahu was 11.6% higher compared to the same period in 2012 and the volume of condominium sales on Oahu was 18.8% higher compared to the same period in 2012. As of June 30, 2013 Oahu single-family home inventory was 2.7 months compared to 3.9 months at June 30, 2012. Oahu condominium inventory was 2.7 months at June 30, 2013 compared to 4.2 months last year. Oahu median single-family home prices increased 9.2 percent in June compared to last year and 0.8 percent year-to-date. Oahu median condominium home prices increased 11.1 percent in June compared to last year and 6.8 percent year-to-date. More information on current Hawaii economic trends is presented in Table 15.

Conference Call Information

The Company will review its second quarter 2013 financial results today at 8:00 a.m. Hawaii Time. The conference call will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation's web site, www.boh.com. Conference call participants located in the United States should dial (866) 788-0542. International participants should dial (857) 350-1680. Use the pass code “Bank of Hawaii” to access the call. A replay will be available for one week beginning Monday, July 22, 2013 by calling (888) 286-8010 in the United States or (617) 801-6888 internationally and entering the pass code number 45894681 when prompted. A replay will also be available via the Investor Relations link on the Company's web site.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements", such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation's Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the U.S. Securities and Exchange Commission.  We have not committed to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers and governments in Hawaii, American Samoa and the West Pacific. The Company's principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii. For more information about Bank of Hawaii Corporation, see the Company's web site, www.boh.com.

# # # #

Bank of Hawaii Corporation and Subsidiaries
Financial Highlights					Table 1a
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2013	2013	2012	2013	2012
For the Period:
Operating Results
Net Interest Income	$87,340	$88,560	$95,381	$175,900	$193,329
Provision for Credit Losses	—	—	628	—	979
Total Noninterest Income	48,041	47,778	46,848	95,819	94,930
Total Noninterest Expense	81,181	84,387	80,747	165,568	165,954
Net Income	37,763	35,980	40,747	73,743	84,557
Basic Earnings Per Share	0.85	0.81	0.90	1.66	1.86
Diluted Earnings Per Share	0.85	0.81	0.90	1.65	1.85
Dividends Declared Per Share	0.45	0.45	0.45	0.90	0.90

Performance Ratios
Return on Average Assets	1.12%	1.08%	1.19%	1.10%	1.24%
Return on Average Shareholders' Equity	14.64	14.10	16.19	14.37	16.73
Efficiency Ratio [1]	59.96	61.90	56.77	60.93	57.57
Net Interest Margin [2]	2.77	2.82	2.98	2.80	3.02
Dividend Payout Ratio [3]	52.94	55.56	50.00	54.22	48.39
Average Shareholders' Equity to Average Assets	7.62	7.63	7.36	7.63	7.41

Average Balances
Average Loans and Leases	$5,781,898	$5,803,503	$5,641,588	$5,792,641	$5,602,473
Average Assets	13,572,329	13,557,358	13,750,488	13,564,885	13,715,859
Average Deposits	11,244,600	11,287,485	10,622,420	11,265,924	10,526,317
Average Shareholders' Equity	1,034,366	1,034,843	1,012,182	1,034,603	1,016,425

Per Share of Common Stock
Book Value	$22.09	$22.87	$22.18	$22.09	$22.18
Market Value
Closing	50.32	50.81	45.95	50.32	45.95
High	52.17	50.91	49.99	52.17	49.99
Low	46.04	44.88	44.02	44.88	44.02

		June 30,	March 31,	December 31,	June 30,
		2013	2013	2012	2012
As of Period End:
Balance Sheet Totals
Loans and Leases		$5,859,152	$5,782,969	$5,854,521	$5,671,483
Total Assets		13,733,418	13,525,667	13,728,372	13,915,626
Total Deposits		11,449,198	11,251,860	11,529,482	11,547,993
Long-Term Debt		174,727	177,427	128,055	28,075
Total Shareholders' Equity		986,368	1,026,104	1,021,665	1,003,825

Asset Quality
Allowance for Loan and Lease Losses		$124,575	$126,878	$128,857	$132,443
Non-Performing Assets		36,431	38,374	37,083	41,494

Financial Ratios
Allowance to Loans and Leases Outstanding		2.13%	2.19%	2.20%	2.34%
Tier 1 Capital Ratio		15.53	16.12	16.13	16.41
Total Capital Ratio		16.79	17.38	17.39	17.67
Tier 1 Leverage Ratio		6.95	6.90	6.83	6.57
Total Shareholders' Equity to Total Assets		7.18	7.59	7.44	7.21
Tangible Common Equity to Tangible Assets [4]		6.97	7.37	7.23	7.00
Tangible Common Equity to Risk-Weighted Assets [4]		15.65	17.04	17.24	17.57

Non-Financial Data
Full-Time Equivalent Employees		2,227	2,269	2,276	2,312
Branches and Offices		75	75	76	77
ATMs		486	489	494	494

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3] Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.
[4] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures. See Table 1b “Reconciliation of Non-GAAP Financial Measures."

	Bank of Hawaii Corporation and Subsidiaries
	Reconciliation of Non-GAAP Financial Measures				Table 1b
		June 30,	March 31,	December 31,	June 30,
	(dollars in thousands)	2013	2013	2012	2012

	Total Shareholders' Equity	$986,368	$1,026,104	$1,021,665	$1,003,825
Less:	Goodwill	31,517	31,517	31,517	31,517
	Intangible Assets	8	21	33	58
	Tangible Common Equity	$954,843	$994,566	$990,115	$972,250

	Total Assets	$13,733,418	$13,525,667	$13,728,372	$13,915,626
Less:	Goodwill	31,517	31,517	31,517	31,517
	Intangible Assets	8	21	33	58
	Tangible Assets	$13,701,893	$13,494,129	$13,696,822	$13,884,051

	Risk-Weighted Assets, determined in accordance
	with prescribed regulatory requirements	$6,099,770	$5,836,354	$5,744,722	$5,532,285

	Total Shareholders' Equity to Total Assets	7.18%	7.59%	7.44%	7.21%
	Tangible Common Equity to Tangible Assets (Non-GAAP)	6.97%	7.37%	7.23%	7.00%

	Tier 1 Capital Ratio	15.53%	16.12%	16.13%	16.41%
	Tangible Common Equity to Risk-Weighted Assets (Non-GAAP)	15.65%	17.04%	17.24%	17.57%

Bank of Hawaii Corporation and Subsidiaries
Net Significant Income Items					Table 2
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2013	2013	2012	2013	2012
Net Gains on Disposal of Leased Equipment	$—	$—	$—	$—	$2,473
Decrease in Allowance for Loan and Lease Losses	2,303	1,979	3,163	4,282	6,163
Separation Expense	(864)	(1,475)	(405)	(2,339)	(822)
PC Refresh	—	—	—	—	(1,163)
Significant Income Items Before the Provision for Income Taxes	1,439	504	2,758	1,943	6,651
Income Taxes Impact Related to Lease Transactions	—	—	—	—	(2,733)
Release of Tax Reserve	(1,090)	—	—	(1,090)	—
Income Tax Impact	504	176	965	680	1,112
Net Significant Income Items	$2,025	$328	$1,793	$2,353	$8,272

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2013	2013	2012	2013	2012
Interest Income
Interest and Fees on Loans and Leases	$62,729	$62,820	$63,910	$125,549	$128,601
Income on Investment Securities
Available-for-Sale	15,073	15,851	16,988	30,924	34,701
Held-to-Maturity	19,189	19,854	25,054	39,043	51,467
Deposits	1	3	1	4	3
Funds Sold	74	59	119	133	248
Other	285	284	281	569	561
Total Interest Income	97,351	98,871	106,353	196,222	215,581
Interest Expense
Deposits	2,579	2,646	3,219	5,225	6,692
Securities Sold Under Agreements to Repurchase	6,751	7,005	7,250	13,756	14,554
Funds Purchased	10	22	5	32	10
Long-Term Debt	671	638	498	1,309	996
Total Interest Expense	10,011	10,311	10,972	20,322	22,252
Net Interest Income	87,340	88,560	95,381	175,900	193,329
Provision for Credit Losses	—	—	628	—	979
Net Interest Income After Provision for Credit Losses	87,340	88,560	94,753	175,900	192,350
Noninterest Income
Trust and Asset Management	12,089	11,886	11,195	23,975	22,113
Mortgage Banking	5,820	6,411	7,581	12,231	12,631
Service Charges on Deposit Accounts	9,112	9,301	9,225	18,413	18,816
Fees, Exchange, and Other Service Charges	13,133	11,934	12,326	25,067	24,725
Investment Securities Losses, Net	—	—	—	—	(90)
Insurance	2,393	2,325	2,399	4,718	4,677
Bank-Owned Life Insurance	1,335	1,297	1,739	2,632	3,220
Other	4,159	4,624	2,383	8,783	8,838
Total Noninterest Income	48,041	47,778	46,848	95,819	94,930
Noninterest Expense
Salaries and Benefits	45,341	48,675	44,037	94,016	91,061
Net Occupancy	9,661	9,635	10,058	19,296	20,574
Net Equipment	4,380	4,577	4,669	8,957	10,495
Data Processing	3,050	3,266	3,160	6,316	6,747
Professional Fees	2,391	2,226	2,386	4,617	4,518
FDIC Insurance	1,949	1,949	2,088	3,898	4,159
Other	14,409	14,059	14,349	28,468	28,400
Total Noninterest Expense	81,181	84,387	80,747	165,568	165,954
Income Before Provision for Income Taxes	54,200	51,951	60,854	106,151	121,326
Provision for Income Taxes	16,437	15,971	20,107	32,408	36,769
Net Income	$37,763	$35,980	$40,747	$73,743	$84,557
Basic Earnings Per Share	$0.85	$0.81	$0.90	$1.66	$1.86
Diluted Earnings Per Share	$0.85	$0.81	$0.90	$1.65	$1.85
Dividends Declared Per Share	$0.45	$0.45	$0.45	$0.90	$0.90
Basic Weighted Average Shares	44,493,069	44,545,092	45,221,293	44,518,629	45,465,910
Diluted Weighted Average Shares	44,608,497	44,686,632	45,347,368	44,644,348	45,610,489

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income (Loss)					Table 4
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2013	2013	2012	2013	2012
Net Income	$37,763	$35,980	$40,747	$73,743	$84,557
Other Comprehensive Income (Loss), Net of Tax:
Net Unrealized Gains (Losses) on Investment Securities	(46,572)	(9,641)	3,387	(56,213)	(3,067)
Defined Benefit Plans	201	78	153	279	306
Total Other Comprehensive Income (Loss)	(46,371)	(9,563)	3,540	(55,934)	(2,761)
Comprehensive Income (Loss)	$(8,608)	$26,417	$44,287	$17,809	$81,796

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition				Table 5
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2013	2013	2012	2012
Assets
Interest-Bearing Deposits	$4,635	$4,840	$3,393	$3,057
Funds Sold	329,922	130,734	185,682	499,338
Investment Securities
Available-for-Sale	2,815,408	3,290,850	3,367,557	3,339,472
Held to Maturity (Fair Value of $4,036,197; $3,679,208;
$3,687,676; and $3,828,954)	4,027,829	3,597,810	3,595,065	3,729,665
Loans Held for Sale	25,880	24,015	21,374	14,223
Loans and Leases	5,859,152	5,782,969	5,854,521	5,671,483
Allowance for Loan and Lease Losses	(124,575)	(126,878)	(128,857)	(132,443)
Net Loans and Leases	5,734,577	5,656,091	5,725,664	5,539,040
Total Earning Assets	12,938,251	12,704,340	12,898,735	13,124,795
Cash and Noninterest-Bearing Deposits	136,386	147,796	163,786	131,845
Premises and Equipment	105,752	104,844	105,005	107,421
Customers' Acceptances	114	152	173	176
Accrued Interest Receivable	43,375	46,183	43,077	45,044
Foreclosed Real Estate	3,256	3,318	3,887	2,569
Mortgage Servicing Rights	27,631	26,540	25,240	23,254
Goodwill	31,517	31,517	31,517	31,517
Other Assets	447,136	460,977	456,952	449,005
Total Assets	$13,733,418	$13,525,667	$13,728,372	$13,915,626

Liabilities
Deposits
Noninterest-Bearing Demand	$3,396,835	$3,336,406	$3,367,185	$3,105,798
Interest-Bearing Demand	2,269,196	2,127,550	2,163,473	2,063,070
Savings	4,433,042	4,451,143	4,399,316	4,435,894
Time	1,350,125	1,336,761	1,599,508	1,943,231
Total Deposits	11,449,198	11,251,860	11,529,482	11,547,993
Funds Purchased	9,983	66,296	11,296	13,756
Securities Sold Under Agreements to Repurchase	866,237	748,718	758,947	1,065,653
Long-Term Debt	174,727	177,427	128,055	28,075
Banker's Acceptances	114	152	173	176
Retirement Benefits Payable	47,318	47,423	47,658	41,812
Accrued Interest Payable	4,399	5,772	4,776	5,114
Taxes Payable and Deferred Taxes	48,947	93,906	88,014	86,095
Other Liabilities	146,127	108,009	138,306	123,127
Total Liabilities	12,747,050	12,499,563	12,706,707	12,911,801
Shareholders' Equity
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: June 30, 2013 - 57,488,745 / 44,644,596;
March 31, 2013 - 57,465,782 / 44,861,335;
December 31, 2012 - 57,319,352 / 44,754,835;
and June 30, 2012 - 57,301,892 / 45,248,277)	572	572	571	571
Capital Surplus	518,804	517,327	515,619	511,729
Accumulated Other Comprehensive Income (Loss)	(26,726)	19,645	29,208	32,502
Retained Earnings	1,115,594	1,098,674	1,084,477	1,044,588
Treasury Stock, at Cost (Shares: June 30, 2013 - 12,844,149;
March 31, 2013 - 12,604,447; December 31, 2012 - 12,564,517;
and June 30, 2012 - 12,053,615)	(621,876)	(610,114)	(608,210)	(585,565)
Total Shareholders' Equity	986,368	1,026,104	1,021,665	1,003,825
Total Liabilities and Shareholders' Equity	$13,733,418	$13,525,667	$13,728,372	$13,915,626

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity							Table 6
				Accum.
				Other
				Compre-
	Common			hensive
	Shares	Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2012	44,754,835	$571	$515,619	$29,208	$1,084,477	$(608,210)	$1,021,665
Net Income	—	—	—	—	73,743	—	73,743
Other Comprehensive Loss	—	—	—	(55,934)	—	—	(55,934)
Share-Based Compensation	—	—	2,732	—	—	—	2,732
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	379,870	1	453	—	(2,235)	10,294	8,513
Common Stock Repurchased	(490,109)	—	—	—	—	(23,960)	(23,960)
Cash Dividends Paid ($0.90 per share)	—	—	—	—	(40,391)	—	(40,391)
Balance as of June 30, 2013	44,644,596	$572	$518,804	$(26,726)	$1,115,594	$(621,876)	$986,368

Balance as of December 31, 2011	45,947,116	$571	$507,558	$35,263	$1,003,938	$(544,663)	$1,002,667
Net Income	—	—	—	—	84,557	—	84,557
Other Comprehensive Loss	—	—	—	(2,761)	—	—	(2,761)
Share-Based Compensation	—	—	3,723	—	—	—	3,723
Common Stock Issued under Purchase and Equity
Compensation Plans and Related Tax Benefits	400,094	—	448	—	(2,758)	10,684	8,374
Common Stock Repurchased	(1,098,933)	—	—	—	—	(51,586)	(51,586)
Cash Dividends Paid ($0.90 per share)	—	—	—	—	(41,149)	—	(41,149)
Balance as of June 30, 2012	45,248,277	$571	$511,729	$32,502	$1,044,588	$(585,565)	$1,003,825

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis									Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2013			March 31, 2013			June 30, 2012
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$4.5	$—	0.06%	$4.0	$—	0.32%	$3.0	$—	0.12%
Funds Sold	168.3	0.1	0.18	156.4	0.1	0.15	237.8	0.1	0.20
Investment Securities
Available-for-Sale	3,212.2	17.4	2.17	3,322.1	18.2	2.19	3,410.4	19.4	2.27
Held-to-Maturity	3,714.3	19.2	2.07	3,578.1	19.8	2.22	3,788.9	25.1	2.65
Loans Held for Sale	22.9	0.2	3.87	18.3	0.2	3.94	12.1	0.1	4.22
Loans and Leases [1]
Commercial and Industrial	855.5	7.8	3.65	822.9	7.6	3.75	786.3	7.7	3.93
Commercial Mortgage	1,114.8	11.3	4.08	1,093.4	11.1	4.10	953.5	10.4	4.40
Construction	107.5	1.2	4.61	115.5	1.4	5.04	99.7	1.3	5.07
Commercial Lease Financing	265.2	1.6	2.36	272.7	1.6	2.41	284.5	1.7	2.36
Residential Mortgage	2,252.1	25.5	4.53	2,311.6	25.9	4.49	2,371.7	27.9	4.71
Home Equity	752.9	7.8	4.15	767.9	7.9	4.16	772.3	8.4	4.36
Automobile	225.0	3.1	5.51	214.1	3.0	5.61	193.7	2.9	6.03
Other [2]	208.9	4.3	8.22	205.4	4.2	8.33	179.9	3.6	8.12
Total Loans and Leases	5,781.9	62.6	4.34	5,803.5	62.7	4.36	5,641.6	63.9	4.54
Other	78.6	0.3	1.45	79.1	0.3	1.44	80.0	0.3	1.41
Total Earning Assets [3]	12,982.7	99.8	3.08	12,961.5	101.3	3.14	13,173.8	108.9	3.31
Cash and Noninterest-Bearing Deposits	136.8			141.9			131.7
Other Assets	452.8			454.0			445.0
Total Assets	$13,572.3			$13,557.4			$13,750.5

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$2,106.0	0.2	0.03	$2,060.7	0.1	0.03	$1,906.1	0.1	0.03
Savings	4,451.1	1.0	0.09	4,408.4	1.0	0.09	4,444.5	1.1	0.10
Time	1,381.4	1.4	0.42	1,512.9	1.5	0.41	1,253.9	2.0	0.63
Total Interest-Bearing Deposits	7,938.5	2.6	0.13	7,982.0	2.6	0.13	7,604.5	3.2	0.17
Short-Term Borrowings	29.4	—	0.12	58.1	—	0.15	15.0	—	0.14
Securities Sold Under Agreements
to Repurchase	800.1	6.7	3.34	756.1	7.0	3.71	1,808.5	7.3	1.59
Long-Term Debt	177.3	0.7	1.52	157.1	0.7	1.63	30.6	0.5	6.51
Total Interest-Bearing Liabilities	8,945.3	10.0	0.44	8,953.3	10.3	0.46	9,458.6	11.0	0.46
Net Interest Income		$89.8			$91.0			$97.9
Interest Rate Spread			2.64%			2.68%			2.85%
Net Interest Margin			2.77%			2.82%			2.98%
Noninterest-Bearing Demand Deposits	3,306.1			3,305.5			3,017.9
Other Liabilities	286.5			263.8			261.8
Shareholders' Equity	1,034.4			1,034.8			1,012.2
Total Liabilities and
Shareholders' Equity	$13,572.3			$13,557.4			$13,750.5

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3]  Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $2,490,000, $2,411,000 and $2,481,000 for the three months ended June 30,
   2013, March 31, 2013, and June 30, 2012, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis						Table 7b
	Six Months Ended			Six Months Ended
	June 30, 2013			June 30, 2012
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$4.2	$—	0.18%	$3.1	$—	0.19%
Funds Sold	162.4	0.1	0.16	250.1	0.2	0.20
Investment Securities
Available-for-Sale	3,266.9	35.6	2.18	3,431.0	39.0	2.28
Held-to-Maturity	3,646.6	39.1	2.14	3,763.1	51.5	2.74
Loans Held for Sale	20.6	0.4	3.90	12.0	0.3	4.22
Loans and Leases [1]
Commercial and Industrial	839.3	15.4	3.70	796.1	15.8	3.98
Commercial Mortgage	1,104.1	22.4	4.09	947.6	21.0	4.45
Construction	111.5	2.7	4.83	101.6	2.6	5.21
Commercial Lease Financing	268.9	3.2	2.38	289.4	3.4	2.35
Residential Mortgage	2,281.7	51.5	4.51	2,318.0	55.7	4.80
Home Equity	760.4	15.7	4.15	775.6	16.9	4.39
Automobile	219.5	6.0	5.56	193.4	5.9	6.12
Other [2]	207.2	8.5	8.28	180.8	7.3	8.10
Total Loans and Leases	5,792.6	125.4	4.35	5,602.5	128.6	4.60
Other	78.8	0.5	1.44	80.0	0.6	1.40
Total Earning Assets [3]	12,972.1	201.1	3.11	13,141.8	220.2	3.36
Cash and Noninterest-Bearing Deposits	139.4			134.5
Other Assets	453.4			439.6
Total Assets	$13,564.9			$13,715.9

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$2,083.4	0.3	0.03	$1,886.6	0.2	0.03
Savings	4,429.9	1.9	0.09	4,441.8	2.4	0.11
Time	1,446.8	3.0	0.42	1,257.0	4.1	0.64
Total Interest-Bearing Deposits	7,960.1	5.2	0.13	7,585.4	6.7	0.18
Short-Term Borrowings	43.7	—	0.14	15.3	—	0.13
Securities Sold Under Agreements to Repurchase	778.2	13.8	3.52	1,862.3	14.6	1.55
Long-Term Debt	167.3	1.3	1.57	30.7	1.0	6.50
Total Interest-Bearing Liabilities	8,949.3	20.3	0.45	9,493.7	22.3	0.47
Net Interest Income		$180.8			$197.9
Interest Rate Spread			2.66%			2.89%
Net Interest Margin			2.80%			3.02%
Noninterest-Bearing Demand Deposits	3,305.8			2,940.9
Other Liabilities	275.2			264.9
Shareholders' Equity	1,034.6			1,016.4
Total Liabilities and Shareholders' Equity	$13,564.9			$13,715.9

[1] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.
[3]  Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $4,901,000 and $4,551,000 for the six months ended June 30,
   2013 and 2012, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended June 30, 2013
	Compared to March 31, 2013
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Investment Securities
Available-for-Sale	$(0.6)	$(0.2)	$(0.8)
Held-to-Maturity	0.8	(1.4)	(0.6)
Loans and Leases
Commercial and Industrial	0.4	(0.2)	0.2
Commercial Mortgage	0.3	(0.1)	0.2
Construction	(0.1)	(0.1)	(0.2)
Residential Mortgage	(0.7)	0.3	(0.4)
Home Equity	(0.1)	—	(0.1)
Automobile	0.2	(0.1)	0.1
Other [2]	0.1	—	0.1
Total Loans and Leases	0.1	(0.2)	(0.1)
Total Change in Interest Income	0.3	(1.8)	(1.5)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	0.1	0.1
Time	(0.1)	—	(0.1)
Total Interest-Bearing Deposits	(0.1)	0.1	—
Securities Sold Under Agreements to Repurchase	0.4	(0.7)	(0.3)
Long-Term Debt	0.1	(0.1)	—
Total Change in Interest Expense	0.4	(0.7)	(0.3)

Change in Net Interest Income	$(0.1)	$(1.1)	$(1.2)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended June 30, 2013
	Compared to June 30, 2012
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Investment Securities
Available-for-Sale	$(1.1)	$(0.9)	$(2.0)
Held-to-Maturity	(0.5)	(5.4)	(5.9)
Loans Held for Sale	0.1	—	0.1
Loans and Leases
Commercial and Industrial	0.7	(0.6)	0.1
Commercial Mortgage	1.7	(0.8)	0.9
Construction	—	(0.1)	(0.1)
Commercial Lease Financing	(0.1)	—	(0.1)
Residential Mortgage	(1.4)	(1.0)	(2.4)
Home Equity	(0.2)	(0.4)	(0.6)
Automobile	0.5	(0.3)	0.2
Other [2]	0.6	0.1	0.7
Total Loans and Leases	1.8	(3.1)	(1.3)
Total Change in Interest Income	0.3	(9.4)	(9.1)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	0.1	0.1
Savings	—	(0.1)	(0.1)
Time	0.2	(0.8)	(0.6)
Total Interest-Bearing Deposits	0.2	(0.8)	(0.6)
Securities Sold Under Agreements to Repurchase	(5.5)	4.9	(0.6)
Long-Term Debt	0.8	(0.6)	0.2
Total Change in Interest Expense	(4.5)	3.5	(1.0)

Change in Net Interest Income	$4.8	$(12.9)	$(8.1)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Six Months Ended June 30, 2013
	Compared to June 30, 2012
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.1)	$—	$(0.1)
Investment Securities
Available-for-Sale	(1.8)	(1.6)	(3.4)
Held-to-Maturity	(1.5)	(10.9)	(12.4)
Loans Held for Sale	0.1	—	0.1
Loans and Leases
Commercial and Industrial	0.8	(1.2)	(0.4)
Commercial Mortgage	3.2	(1.8)	1.4
Construction	0.3	(0.2)	0.1
Commercial Lease Financing	(0.3)	0.1	(0.2)
Residential Mortgage	(0.9)	(3.3)	(4.2)
Home Equity	(0.3)	(0.9)	(1.2)
Automobile	0.7	(0.6)	0.1
Other [2]	1.1	0.1	1.2
Total Loans and Leases	4.6	(7.8)	(3.2)
Other	(0.1)	—	(0.1)
Total Change in Interest Income	1.2	(20.3)	(19.1)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	—	0.1	0.1
Savings	—	(0.5)	(0.5)
Time	0.5	(1.6)	(1.1)
Total Interest-Bearing Deposits	0.5	(2.0)	(1.5)
Securities Sold Under Agreements to Repurchase	(11.8)	11.0	(0.8)
Long-Term Debt	1.5	(1.2)	0.3
Total Change in Interest Expense	(9.8)	7.8	(2.0)

Change in Net Interest Income	$11.0	$(28.1)	$(17.1)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2013	2013	2012	2013	2012
Salaries	$28,690	$29,078	$27,831	$57,768	$56,518
Incentive Compensation	3,861	3,784	4,132	7,645	8,186
Share-Based Compensation	1,305	1,136	1,758	2,441	3,443
Commission Expense	1,983	1,781	1,754	3,764	3,290
Retirement and Other Benefits	3,594	4,368	3,481	7,962	7,871
Payroll Taxes	2,576	4,240	2,437	6,816	6,255
Medical, Dental, and Life Insurance	2,468	2,813	2,239	5,281	4,676
Separation Expense	864	1,475	405	2,339	822
Total Salaries and Benefits	$45,341	$48,675	$44,037	$94,016	$91,061

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances				Table 10
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2013	2013	2012	2012	2012
Commercial
Commercial and Industrial	$875,702	$834,801	$829,512	$808,621	$781,688
Commercial Mortgage	1,160,977	1,104,718	1,097,425	1,039,556	961,984
Construction	107,016	117,797	113,987	101,818	97,668
Lease Financing	257,067	269,107	274,969	277,328	281,020
Total Commercial	2,400,762	2,326,423	2,315,893	2,227,323	2,122,360
Consumer
Residential Mortgage	2,252,117	2,275,209	2,349,916	2,392,871	2,401,331
Home Equity	751,790	757,877	770,376	770,284	766,839
Automobile	233,475	220,362	209,832	200,788	194,339
Other [1]	221,008	203,098	208,504	191,038	186,614
Total Consumer	3,458,390	3,456,546	3,538,628	3,554,981	3,549,123
Total Loans and Leases	$5,859,152	$5,782,969	$5,854,521	$5,782,304	$5,671,483

Higher Risk Loans and Leases Outstanding
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2013	2013	2012	2012	2012
Residential Land Loans [2]	$13,708	$13,996	$14,984	$16,513	$16,703
Home Equity Loans [3]	13,578	20,786	19,914	19,774	22,029
Air Transportation [4]	26,436	27,115	27,782	27,765	27,633
Total Higher Risk Loans	$53,722	$61,897	$62,680	$64,052	$66,365

[1] Comprised of other revolving credit, installment, and lease financing.
2 We consider all of our residential land loans, which are consumer loans secured by unimproved lots, to be of higher risk due to the volatility in the value of the underlying collateral.
[3] Higher risk home equity loans are defined as those loans originated in 2005 or later, with current monitoring credit scores below 600, and with original loan-to-value ratios greater than 70%.
4 We consider all of our air transportation leases to be of higher risk due to the weak financial profile of the industry.

Deposits
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2013	2013	2012	2012	2012
Consumer	$5,626,515	$5,607,862	$5,537,624	$5,369,724	$5,360,325
Commercial	4,537,120	4,505,835	4,576,410	4,394,745	4,403,095
Public and Other	1,285,563	1,138,163	1,415,448	1,456,078	1,784,573
Total Deposits	$11,449,198	$11,251,860	$11,529,482	$11,220,547	$11,547,993

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2013	2013	2012	2012	2012
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$4,909	$5,033	$5,534	$5,635	$5,778
Commercial Mortgage	2,772	2,910	3,030	2,671	2,737
Construction	—	—	833	953	1,182
Lease Financing	16	—	—	—	—
Total Commercial	7,697	7,943	9,397	9,259	9,697
Consumer
Residential Mortgage	22,876	24,700	21,725	25,456	26,803
Home Equity	2,602	2,413	2,074	2,502	2,425
Total Consumer	25,478	27,113	23,799	27,958	29,228
Total Non-Accrual Loans and Leases	33,175	35,056	33,196	37,217	38,925
Foreclosed Real Estate	3,256	3,318	3,887	3,067	2,569
Total Non-Performing Assets	$36,431	$38,374	$37,083	$40,284	$41,494

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$—	$230	$27	$—	$1
Total Commercial	—	230	27	—	1
Consumer
Residential Mortgage	6,876	5,967	6,908	3,988	4,229
Home Equity	2,768	4,538	2,701	2,755	2,445
Automobile	95	241	186	154	98
Other [1]	855	676	587	578	395
Total Consumer	10,594	11,422	10,382	7,475	7,167
Total Accruing Loans and Leases Past Due 90 Days or More	$10,594	$11,652	$10,409	$7,475	$7,168
Restructured Loans on Accrual Status
and Not Past Due 90 Days or More	$39,154	$30,065	$31,844	$31,426	$31,124
Total Loans and Leases	$5,859,152	$5,782,969	$5,854,521	$5,782,304	$5,671,483

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.57%	0.61%	0.57%	0.64%	0.69%

Ratio of Non-Performing Assets to Total Loans and Leases,
and Foreclosed Real Estate	0.62%	0.66%	0.63%	0.70%	0.73%

Ratio of Commercial Non-Performing Assets to Total Commercial
Loans and Leases, and Commercial Foreclosed Real Estate	0.37%	0.39%	0.45%	0.46%	0.51%

Ratio of Consumer Non-Performing Assets to Total Consumer
Loans and Leases and Consumer Foreclosed Real Estate	0.80%	0.85%	0.75%	0.84%	0.87%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases,
and Foreclosed Real Estate	0.80%	0.86%	0.81%	0.83%	0.86%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$38,374	$37,083	$40,284	$41,494	$41,406
Additions	2,647	7,304	3,837	2,878	7,574
Reductions
Payments	(1,306)	(2,630)	(3,994)	(2,408)	(2,942)
Return to Accrual Status	(1,978)	(1,132)	(728)	(1,083)	(2,085)
Sales of Foreclosed Real Estate	(1,257)	(1,910)	(1,354)	(424)	(2,247)
Charge-offs/Write-downs	(49)	(341)	(962)	(173)	(212)
Total Reductions	(4,590)	(6,013)	(7,038)	(4,088)	(7,486)
Balance at End of Quarter	$36,431	$38,374	$37,083	$40,284	$41,494

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2013	2013	2012	2013	2012
Balance at Beginning of Period	$132,297	$134,276	$141,025	$134,276	$144,025
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(266)	(382)	(1,078)	(648)	(2,509)
Construction	—	—	—	—	(330)
Consumer
Residential Mortgage	(188)	(1,235)	(1,369)	(1,423)	(2,949)
Home Equity	(2,016)	(1,377)	(1,657)	(3,393)	(4,098)
Automobile	(429)	(575)	(438)	(1,004)	(964)
Other [1]	(1,805)	(1,730)	(1,394)	(3,535)	(2,845)
Total Loans and Leases Charged-Off	(4,704)	(5,299)	(5,936)	(10,003)	(13,695)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	437	438	524	875	2,457
Commercial Mortgage	14	10	10	24	34
Construction	8	338	—	346	—
Lease Financing	11	11	11	22	83
Consumer
Residential Mortgage	634	788	376	1,422	1,042
Home Equity	335	748	165	1,083	735
Automobile	456	461	482	917	1,020
Other [1]	506	526	577	1,032	1,182
Total Recoveries on Loans and Leases Previously Charged-Off	2,401	3,320	2,145	5,721	6,553
Net Loans and Leases Charged-Off	(2,303)	(1,979)	(3,791)	(4,282)	(7,142)
Provision for Credit Losses	—	—	628	—	979
Provision for Unfunded Commitments	500	—	—	500	—
Balance at End of Period [2]	$130,494	$132,297	$137,862	$130,494	$137,862

Components
Allowance for Loan and Lease Losses	$124,575	$126,878	$132,443	$124,575	$132,443
Reserve for Unfunded Commitments	5,919	5,419	5,419	5,919	5,419
Total Reserve for Credit Losses	$130,494	$132,297	$137,862	$130,494	$137,862

Average Loans and Leases Outstanding	$5,781,898	$5,803,503	$5,641,588	$5,792,641	$5,602,473

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.16%	0.14%	0.27%	0.15%	0.26%
Ratio of Allowance for Loan and Lease Losses to Loans
and Leases Outstanding	2.13%	2.19%	2.34%	2.13%	2.34%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] Included in this analysis is activity related to the Company's reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information					Table 13a
	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Three Months Ended June 30, 2013
Net Interest Income	$35,725	$28,554	$2,594	$20,467	$87,340
Provision for Credit Losses	1,857	472	(12)	(2,317)	—
Net Interest Income After Provision for Credit Losses	33,868	28,082	2,606	22,784	87,340
Noninterest Income	20,871	9,117	15,288	2,765	48,041
Noninterest Expense	(43,540)	(22,011)	(13,135)	(2,495)	(81,181)
Income Before Income Taxes	11,199	15,188	4,759	23,054	54,200
Provision for Income Taxes	(4,144)	(5,177)	(1,761)	(5,355)	(16,437)
Net Income	7,055	10,011	2,998	17,699	37,763
Total Assets as of June 30, 2013	$3,283,634	$2,567,461	$188,871	$7,693,452	$13,733,418

Three Months Ended June 30, 2012 [1]
Net Interest Income	$39,118	$30,817	$3,150	$22,296	$95,381
Provision for Credit Losses	3,334	157	301	(3,164)	628
Net Interest Income After Provision for Credit Losses	35,784	30,660	2,849	25,460	94,753
Noninterest Income	22,376	8,552	14,071	1,849	46,848
Noninterest Expense	(44,164)	(21,577)	(13,415)	(1,591)	(80,747)
Income Before Income Taxes	13,996	17,635	3,505	25,718	60,854
Provision for Income Taxes	(5,178)	(6,042)	(1,297)	(7,590)	(20,107)
Net Income	8,818	11,593	2,208	18,128	40,747
Total Assets as of June 30, 2012 [1]	$3,344,319	$2,289,255	$189,008	$8,093,044	$13,915,626

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13b
	Retail	Commercial	Investment	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	Services	and Other	Total
Six Months Ended June 30, 2013
Net Interest Income	$71,634	$58,426	$5,365	$40,475	$175,900
Provision for Credit Losses	4,035	301	(33)	(4,303)	—
Net Interest Income After Provision for Credit Losses	67,599	58,125	5,398	44,778	175,900
Noninterest Income	41,355	18,517	30,098	5,849	95,819
Noninterest Expense	(87,994)	(44,895)	(27,270)	(5,409)	(165,568)
Income Before Income Taxes	20,960	31,747	8,226	45,218	106,151
Provision for Income Taxes	(7,755)	(10,849)	(3,044)	(10,760)	(32,408)
Net Income	13,205	20,898	5,182	34,458	73,743
Total Assets as of June 30, 2013	$3,283,634	$2,567,461	$188,871	$7,693,452	$13,733,418

Six Months Ended June 30, 2012 [1]
Net Interest Income	$79,303	$62,259	$6,483	$45,284	$193,329
Provision for Credit Losses	7,364	(511)	289	(6,163)	979
Net Interest Income After Provision for Credit Losses	71,939	62,770	6,194	51,447	192,350
Noninterest Income	41,916	20,129	27,741	5,144	94,930
Noninterest Expense	(88,776)	(45,099)	(28,177)	(3,902)	(165,954)
Income Before Income Taxes	25,079	37,800	5,758	52,689	121,326
Provision for Income Taxes	(9,279)	(9,063)	(2,130)	(16,297)	(36,769)
Net Income	15,800	28,737	3,628	36,392	84,557
Total Assets as of June 30, 2012 [1]	$3,344,319	$2,289,255	$189,008	$8,093,044	$13,915,626

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands, except per share amounts)	2013	2013	2012	2012	2012
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$62,729	$62,820	$64,627	$64,668	$63,910
Income on Investment Securities
Available-for-Sale	15,073	15,851	15,349	15,922	16,988
Held-to-Maturity	19,189	19,854	20,253	23,232	25,054
Deposits	1	3	3	3	1
Funds Sold	74	59	180	105	119
Other	285	284	283	283	281
Total Interest Income	97,351	98,871	100,695	104,213	106,353
Interest Expense
Deposits	2,579	2,646	2,753	2,931	3,219
Securities Sold Under Agreements to Repurchase	6,751	7,005	7,158	7,185	7,250
Funds Purchased	10	22	4	7	5
Long-Term Debt	671	638	470	458	498
Total Interest Expense	10,011	10,311	10,385	10,581	10,972
Net Interest Income	87,340	88,560	90,310	93,632	95,381
Provision for Credit Losses	—	—	—	—	628
Net Interest Income After Provision for Credit Losses	87,340	88,560	90,310	93,632	94,753
Noninterest Income
Trust and Asset Management	12,089	11,886	12,066	11,050	11,195
Mortgage Banking	5,820	6,411	11,268	11,745	7,581
Service Charges on Deposit Accounts	9,112	9,301	9,459	9,346	9,225
Fees, Exchange, and Other Service Charges	13,133	11,934	12,333	11,907	12,326
Investment Securities Gains, Net	—	—	—	13	—
Insurance	2,393	2,325	2,550	2,326	2,399
Bank-Owned Life Insurance	1,335	1,297	1,557	2,028	1,739
Other	4,159	4,624	3,749	3,959	2,383
Total Noninterest Income	48,041	47,778	52,982	52,374	46,848
Noninterest Expense
Salaries and Benefits	45,341	48,675	46,116	47,231	44,037
Net Occupancy	9,661	9,635	11,867	10,524	10,058
Net Equipment	4,380	4,577	4,705	4,523	4,669
Data Processing	3,050	3,266	3,058	3,397	3,160
Professional Fees	2,391	2,226	2,611	2,494	2,386
FDIC Insurance	1,949	1,949	1,892	1,822	2,088
Other	14,409	14,059	13,207	14,887	14,349
Total Noninterest Expense	81,181	84,387	83,456	84,878	80,747
Income Before Provision for Income Taxes	54,200	51,951	59,836	61,128	60,854
Provision for Income Taxes	16,437	15,971	19,549	19,896	20,107
Net Income	$37,763	$35,980	$40,287	$41,232	$40,747

Basic Earnings Per Share	$0.85	$0.81	$0.90	$0.92	$0.90
Diluted Earnings Per Share	$0.85	$0.81	$0.90	$0.92	$0.90

Balance Sheet Totals
Loans and Leases	$5,859,152	$5,782,969	$5,854,521	$5,782,304	$5,671,483
Total Assets	13,733,418	13,525,667	13,728,372	13,382,425	13,915,626
Total Deposits	11,449,198	11,251,860	11,529,482	11,220,547	11,547,993
Total Shareholders' Equity	986,368	1,026,104	1,021,665	1,024,562	1,003,825

Performance Ratios
Return on Average Assets	1.12%	1.08%	1.19%	1.22%	1.19%
Return on Average Shareholders' Equity	14.64	14.10	15.47	16.02	16.19
Efficiency Ratio [1]	59.96	61.90	58.24	58.13	56.77
Net Interest Margin [2]	2.77	2.82	2.87	2.98	2.98

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawaii Corporation and Subsidiaries
Hawaii Economic Trends					Table 15
	Five Months Ended		Year Ended
($ in millions; jobs in thousands)	May 31, 2013		December 31, 2012		December 31, 2011
Hawaii Economic Trends
State General Fund Revenues [1]	$2,364.1	7.7%	$5,259.1	12.8%	$4,662.5	8.1%
General Excise and Use Tax Revenue [1]	$1,282.8	7.7%	$2,844.7	9.9%	$2,588.5	8.8%
Jobs [2]	615.8		619.3		614.2

		June 30,	March 31,	December 31,
(spot rates)		2013	2013	2012	2011	2010
Unemployment [3]
Statewide, seasonally adjusted		4.6%	5.1%	5.2%	6.2%	6.3%

Oahu		4.7	4.6	4.3	5.4	4.8
Island of Hawaii		7.5	7.6	6.9	8.9	8.6
Maui		5.4	5.7	5.2	7.1	7.4
Kauai		5.9	6.4	6.0	7.8	7.8

		June 30,	March 31,	December 31,
(percentage change, except months of inventory)		2013	2013	2012	2011	2010
Housing Trends (Single Family Oahu) [4]
Median Home Price		0.8%	(2.7)%	7.8%	(3.0)%	3.1%
Home Sales Volume (units)		11.6%	6.9%	6.5%	(2.7)%	13.4%
Months of Inventory		2.7	2.4	2.5	4.8	6.0

			Monthly Visitor Arrivals,		Percentage Change
(in thousands)			Seasonally Adjusted		from Previous Month
Tourism [5]
May 31, 2013				678.3		2.4%
April 30, 2013				662.1		(5.4)
March 31, 2013				699.9		4.1
February 28, 2013				672.5		(0.2)
January 31, 2013				673.5		(0.4)
December 30, 2012				676.0		(2.6)
November 30, 2012				693.7		5.5
October 31, 2012				657.4		0.6
September 30, 2012				653.2		(0.4)
August 31, 2012				656.1		3.1
July 31, 2012				636.4		(2.7)
June 30, 2012				653.9		0.7
May 30, 2012				649.3		1.5
April 30, 2012				639.5		(2.0)
March 31, 2012				652.4		3.4
February 29, 2012				631.2		(1.1)
January 31, 2012				638.2		1.6
December 31, 2011				628.3		2.0
November 30, 2011				616.3		0.9
October 31, 2011				610.8		(1.7)
September 30, 2011				621.6		5.5
August 31, 2011				589.1		0.4
July 31, 2011				586.8		1.3
June 30, 2011				579.3		0.5
May 31, 2011				576.6		(1.5)

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U. S. Bureau of Labor, preliminary figure
[3] Source: Hawaii Department of Labor and Industrial Relations
[4] Source: Honolulu Board of REALTORS
[5] Source: University of Hawaii Economic Research Organization
Note: Certain prior period seasonally adjusted information has been revised.